Impairment of goodwill and intangible assets	6 Months Ended
Jul. 31, 2018
Disclosure Of Impairment Of Assets [Abstract]
Impairment of goodwill and intangible assets
Impairment of goodwill and intangible assets

As a result of the Group's decision in June 2018 to discontinue development of ezutromid, management reviewed the intangible asset and goodwill associated with the acquisition of MuOx Limited which related to the utrophin program acquired. Based on this review, the decision was made to incur an impairment charge of £4.0 million, representing the full aggregate carrying value of the intangible asset of £3.3 million and goodwill of £0.7 million. This charge was recognized during the three months ended July 31, 2018 (July 31, 2017: £nil).

A discount factor of 18% has been used over the forecast period for the valuation model used to assess the value in use of the utrophin program acquired and the associated goodwill. The key assumptions used in the valuation model are as follows:

•	expected research and development costs based on management’s past experience and knowledge;

•	probabilities of achieving development milestones based on industry standards;

•	reported disease prevalence;

•	expected discovery pipeline;

•	expected market share based on management’s estimates;

•	drug reimbursement, costs of goods and marketing estimates; and

•	expected patent life.

The Group has considered the remaining goodwill and intangible assets and has not identified any further indications of impairment.